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                          NOTICE OF GUARANTEED DELIVERY


                        SEAGATE TECHNOLOGY INTERNATIONAL

                   NOTICE OF GUARANTEED DELIVERY FOR TENDER OF
       ANY AND ALL OUTSTANDING 12 1/2% SENIOR SUBORDINATED NOTES DUE 2007
         IN EXCHANGE FOR NEW 12 1/2% SENIOR SUBORDINATED NOTES DUE 2007

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used by registered holders of outstanding 12 1/2% Senior Subordinated Notes due 2007 (the "PRIVATE NOTES") of Seagate Technology International, a Cayman Islands limited liability company (the "COMPANY"), who wish to tender their Private Notes for an equal principal amount of new 12 1/2% Senior Subordinated Notes due 2007 (the "EXCHANGE NOTES") of the same maturity that have been registered under the Securities Act of 1933, as amended (the "SECURITIES Act") if (i) the Private Notes, a duly completed and executed letter of transmittal (the "LETTER OF TRANSMITTAL") and all other required documents cannot be delivered to The Bank of New York (the "EXCHANGE AGENT") prior to 5:00 P.M., New York City time, on [____________], 2001, or such later date and time to which the exchange offer may be extended (the "EXPIRATION DATE") or (ii) the procedures for delivery of the Private Notes being tendered by book-entry transfer, together with a duly completed and executed Letter of Transmittal, cannot be completed on or prior to 5:00 P.M., New York City time, on the Expiration Date. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery), to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Company's prospectus, dated [____________], 2001 (as amended or supplemented from time to time, the "PROSPECTUS"). The Company has the right to reject a tender of Private Notes made pursuant to the guaranteed delivery procedures unless the registered holder using the guaranteed delivery procedure submits either (a) the Private Notes tendered thereby, in proper form for transfer, or (b) confirmation of book-entry transfer in the manner set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents by 5:00 P.M., New York City time, on the third New York Stock Exchange trading day following the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                  The Exchange Agent for the Exchange Offer is:
                              THE BANK OF NEW YORK


   By Registered or Certified Mail:         Facsimile Transmission Number:         By Hand or Over Night Delivery
                                            (Eligible Institutions Only)

         The Bank of New York                         Attention:                        The Bank of New York
     101 Barclay Street, Floor 7E               Reorganization Unit 7E                   101 Barclay Street
       New York, New York 10286                     (212) 815-6339                 Corporate Trust Services Window
     Attention: Carolle Montreuil             Confirmation by telephone:                    Ground Level
        Reorganization Unit, 7E                     (212) 815-5920                    New York, New York 10286
                                                                                    Attention: Carolle Montreuil

         Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in Prospectus and the related Letter of Transmittal (which together constitute the "EXCHANGE OFFER"), receipt of which is hereby acknowledged, the aggregate principal amount of the Private Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in instruction 2 to the Letter of Transmittal.



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                      DESCRIPTION OF PRIVATE NOTES TENDERED

Name of Tendering Holder:
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Name and Address of Registered Holders as it Appears on the Private Notes:

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Certificate Number(s) of Private Notes Tendered:

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Account Number at DTC:

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Principal Amount of Private Notes Tendered:

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                                    SIGN HERE

Name of Registered Holder:

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Signature(s):

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Name(s):

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Address:

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Telephone Number:

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Date:
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IF SHARES OF PRIVATE NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE
FOLLOWING INFORMATION:

DTC Account Number:
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


                    THE FOLLOWING GUARANTEE MUST BE COMPLETED


                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution", including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "ELIGIBLE INSTITUTION"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either (a) the Private Notes tendered hereby, in proper from for transfer, or (b) confirmation of the book-entry transfer of such Private Notes to the Exchange Agent's account at the Depository Trust Company ("DTC") maintained for such purpose, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents by 5:00 P.M., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

         The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Private Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


-------------------------------                         -----------------------
Name of Firm                                            Authorized Signature


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Address                                                 Name



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Area Code and Telephone Number                          Date



NOTE: DO NOT SEND CERTIFICATES FOR PRIVATE NOTES WITH THIS FORM. CERTIFICATES FOR PRIVATE NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.